                ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT (this "Assignment")
is made this 5th day of February, 2004, by and between Pinnacle Towers Inc., a
Delaware corporation ("Assignor") whose address is 301 N. Cattlemen Road, #300,
Sarasota, FL 34232, and Global Signal Services LLC, a Delaware limited liability company, ("Assignee") whose address is 301 N. Cattlemen Road, Suite 300,
Sarasota, FL 34232.

     WHEREAS, Assignor entered into that certain Management Agreement with
Pinnacle Towers Acquisition Inc., dated September 25, 2003, described in Exhibit
"A" attached hereto and incorporated by reference herein (the "Management
Agreement"); and

     WHEREAS, Assignor desires to convey, transfer and assign to Assignee all of its duties, rights, title and interest in and to that certain Management
Agreement (the "Management Agreement" and Assignee has agreed to accept an assignment thereof; and

     WHEREAS, the Management Agreement pertains to certain site management services all as more particularly set forth in the Management Agreement; and

     WHEREAS, Pinnacle Towers Acquisition LLC consents to the assignment.

                              OPERATIVE PROVISIONS

     NOW, THEREFORE, for and in consideration of the sum of $10.00, the mutual covenants and conditions contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Background Recitals hereinabove are true and correct and are incorporated herein by this reference.

     2. The Assignor hereby assigns to Assignee all of its right, title and interest in and to the Management Agreement, together with any amendments to the
Management Agreement, and Assignee hereby assumes and agrees to perform all of the Assignor's obligations under the Management Agreement upon the terms and conditions set forth in the Management Agreement.

     3. Except as expressly set forth herein, the terms of the Management
Agreement shall remain in full force and effect, unaltered by this Assignment.

     4. Assignee hereby agrees to completely indemnify and hold harmless
Assignor from and against any and all liability, claims, demands, breaches, suits or any other cause of action (collectively, the "Claims") relating to, arising out of, or otherwise in

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connection with the Management Agreement, which Claims relate to the occurrence or non-occurrence of any event which post date the date of this Assignment.

     5. Through the execution of the Assignment, Pinnacle Towers Acquisition
Inc. hereby agrees to release Assignor from any and all liability arising out of, or otherwise in connection with the Management Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first above written.

Witnesses:                                  ASSIGNOR:

                                            PINNACLE TOWERS INC.,
    /s/ Stephen W. Crawford                 a Delaware corporation
-----------------------------------
Name:  Stephen W. Crawford
      -----------------------------
                                            By:     /s/ David  J. Grain
                                                  --------------------------
    /s/ Carolyn C. Black                    Name:       David  J. Grain
-----------------------------------               --------------------------
Name:  Carolyn C. Black                     As Its:     President
     -----------------------------                --------------------------
                                            DATED:
                                                  --------------------------

STATE OF FLORIDA
COUNTY OF SARASOTA

     Execution of the foregoing instrument was acknowledged before me on the 5th day of February, 2004 by David Grain, as President of Pinnacle Towers Inc., a
Delaware corporation, who is duly authorized to execute this instrument on behalf of the corporation. He is either personally known to me or produced
_________________________ as identification.

                                          /s/ Kimberly G. Swartz
                                       --------------------------------------
                                       Notary Public, State of  Florida
                                                               --------------
                                       My Commission expires:   5/24/04
                                                               --------------
(AFFIX NOTARIAL SEAL)

                                        2

Witnesses:                                ASSIGNOR:

                                          GLOBAL SIGNAL SERVICES LLC,
    /s/ Stephen W. Crawford               a Delaware limited liability company
-----------------------------------
Name:  Stephen W. Crawford
      -----------------------------
                                          By:     /s/ David  J. Grain
                                                --------------------------
    /s/ Carolyn C. Black                  Name:       David  J. Grain
-----------------------------------             --------------------------
Name:  Carolyn C. Black                   As Its:     President
     -----------------------------              --------------------------
                                          DATED:
                                                --------------------------

STATE OF FLORIDA
COUNTY OF SARASOTA

     Execution of the foregoing instrument was acknowledged before me on the 5th day of February, 2004 by David Grain, as President of GLOBAL SIGNAL SERVICES
LLC, a Delaware limited liability company, who is duly authorized to execute this instrument on behalf of the corporation. He/She is either personally known to me or produced ___________________________ as identification.

                                              /s/ Kimberly G. Swartz
                                          -------------------------------------
                                          Notary Public, State of   Florida
                                                                  -------------
                                          My Commission expires:   5/24/04
                                                                  -------------
(AFFIX NOTARIAL SEAL)

Witnesses:                                PINNACLE TOWERS ACQUISITION INC.,
                                          a Delaware corporation

----------------------------------
Name:                                     By:
     -----------------------------           -----------------------------------
                                          Name:
                                               ---------------------------------
----------------------------------        Title:
Name:                                           --------------------------------
     -----------------------------        DATED:
                                                --------------------------------

STATE OF
         ----------------------------
COUNTY OF
          ------------------------

     Execution of the foregoing instrument was acknowledged before me on the ___
day of February, 2003 by _______________________, as _______________________of
PINNACLE TOWERS ACQUISITION LLC, a Delaware limited liability company, who is duly authorized to execute this instrument on behalf of the corporation. He/she is either personally known to me or produced ______________________________ as identification.

                                         ---------------------------------------
                                         Notary Public, State of
                                                                 ---------------
(AFFIX NOTARIAL SEAL)

                                        3

                                          GLOBAL SIGNAL SERVICES LLC,
                                          a Delaware limited liability company

----------------------------------
Name:                                     By:
     -----------------------------           -----------------------------------
                                          Name:
                                               ---------------------------------
----------------------------------        Title:
Name:                                           --------------------------------
     -----------------------------        DATED:
                                                --------------------------------

STATE OF
         ----------------------------
COUNTY OF
          ------------------------

     Execution of the foregoing instrument was acknowledged before me on the ___
day of February, 2004 by _____________________, as _________________________ of
GLOBAL SIGNAL SERVICES LLC, a Delaware limited liability company, who is duly authorized to execute this instrument on behalf of the corporation. He/she is either personally known to me or produced _________________________________ as identification.

                                         ---------------------------------------
                                         Notary Public, State of
                                                                 ---------------
(AFFIX NOTARIAL SEAL)

Witnesses:                                PINNACLE TOWERS ACQUISITION INC.,
                                          a Delaware corporation

  /s/ L. Sannoo
----------------------------------
Name: L. Sannoo                           By:  /s/ Randal A. Nardone
     -----------------------------           -----------------------------------
                                          Name:    Randal A. Nardone
  /s/ K. Rosado                                ---------------------------------
----------------------------------        Title:   VP & Secretary
Name: K. Rosado                                 --------------------------------
     -----------------------------        DATED:   2/5/04
                                                --------------------------------

STATE OF  NY
         -------
COUNTY OF  NY
          ------

     Execution of the foregoing instrument was acknowledged before me on the 5th day of February, 2004 by Randal A. Nardone, as VP & Secretary of PINNACLE
TOWERS INC, a Delaware corporation, who is duly authorized to execute this instrument on behalf of the corporation. He/She is either personally known to me or produced _____________________________ as identification.

                                             /s/ Stacey Sayetta
                                          --------------------------------------
                                          Notary Public, State of    NY
                                                                  ------------
(AFFIX NOTARIAL SEAL)

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